Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18. SUBSEQUENT EVENTS

As previously reported, the Company, and E. Will Gray, II, its Chief Executive Officer, are parties to that certain Employment Agreement dated as of April 15, 2024 (the “Agreement”). On July 16, 2025, NEW ERA and the Executive entered into an amendment to the Agreement (the “Amendment”) to provide for, among other things, the reimbursement of certain relocation expenses and housing expenses for the Executive.

On July 2, 2025, Matheson Tri-Gas, Inc. terminated its Gaseous Helium Agreement with the Company. This termination was a result of the Pecos Slope Plant not commencing operation as of July 1, 2025.

On July 2, 2025, the Company’s Board of Directors approved the issuance of 1,213,643 share of common stock and options to purchase 765,000 shares of common stock.

On July 10, 2025, the Company has issued and sold an aggregate of 12,788,741 Shares for gross proceeds of approximately $8,588,625 under the Existing EPFA.

On July 4, 2025, President Trump signed the One Big Beautiful Bill Act (“OBBBA”) into law. The OBBBA includes, among other things, a permanent extension of 100% bonus depreciation for certain capital expenditures and modifications to the interest expense limitation under Section 163(j). In accordance with ASC Topic 740, Income Taxes, the effects of the tax law are recognized in the period of enactment and therefore not reflected in the Company’s unaudited condensed consolidated financial statements for the three and six months ended June 30, 2025. The Company is evaluating the potential tax impacts of the OBBBA on the consolidated financial statements.

On July 10, 2025, the Company and the Investor entered into a Third Amended and Restated Equity Purchase Facility Agreement (the “Third A&R EPFA”), which amends and restates the Existing EPFA in its entirety. Capitalized terms used in this Current Report on Form 8-K and not defined herein have the meanings ascribed thereto in the Third A&R EPFA.

The Third A&R EPFA, among other things, permits the Company to select an Extended Purchase Pricing Period (as defined in the Third A&R EPFA) which permits the Investor to effect sales of Shares pursuant to an Advance Notice during pre-market trading hours, amends the definition of Excluded Securities and includes other conforming and administrative changes.

On July 17, 2025, Texas Critical Data Centers LLC (“TCDC”), a joint venture between the Company, and Sharon AI, Inc., executed a purchase agreement (the “Agreement”) with Odessa Industrial Development Corporation d/b/a Grow Odessa, a Texas nonprofit corporation, with respect to the purchase by TCDC of approximately 235 acres in Ector County, Texas for a 250MW AI and HPC data center campus planned by TCDC. The closing of the transaction occurred on July 25, 2025.

On August 11, 2025, the Company’s Board of Directors approved an amendment to the Company’s Articles of Incorporation to change the Company’s name from New Era Helium Inc. to New Era Energy & Digital, Inc. effective as of August 13, 2025. In connection with the name change, the Company’s trading symbol will be changed from “NEHI” to “NUAI” for common stock and “NHECW” to ‘NUAIW” for warrants. The name change will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Nevada.

NOTE 18. SUBSEQUENT EVENTS

Limited Liability Company Agreement

On January 21, 2025, the Company entered into a Limited Liability Company Agreement (the “LLC Agreement”) with SharonAI for the creation of Texas Critical Data Centers LLC, a Delaware limited liability company and joint venture of the Company and SharonAI (the “Joint Venture”). Pursuant to the terms of the LLC Agreement, the purpose of the Joint Venture is to engage in (i) the purchase, building, and development of a site in Texas with an initial 250 MW gas-fired power plant and corresponding data center, and (ii) the operation of this site and (iii) any and all lawful activities necessary or incidental thereto.

Each of the Company and SharonAI has contributed $75,000 to the Joint Venture and have a 50% membership interest in the Joint Venture, constituting the initial members of the Joint Venture. So long as a Member holds a membership interest in the Joint Venture, such Member may not withdraw or resign as a member prior to the dissolution and winding up of the Joint Venture, and any such withdrawal or resignation or attempted withdrawal or resignation will be null and void. Members are required to make additional capital contributions (each, an “Additional Capital Contribution”) as set forth in the LLC Agreement, and failure to make Additional Capital Contributions in accordance with the terms of the LLC Agreement entitle the non-defaulting Member to institute proceedings against the non-contributing Member (“Non-Contributing Member”), purchase such Non-Contributing Member’s membership interest, or force a sale of such Non-Contributing Member’s membership interest. No Member may transfer all or any portion of its membership interest without the written consent of the other Member unless such transfer is made pursuant to a Non-Contributing Member’s failure to make Additional Capital Contributions as set forth in the LLC Agreement. New Members of the Joint Venture may be admitted from time to time pursuant to the terms of the LLC Agreement. No real or personal property of the Joint Venture will be deemed to be owned by any of its Members individually and will be owned by, and title will be vested solely in, the Joint Venture. Each fiscal year, net income and net loss will be allocated amongst the Members pro rata in accordance with their membership interests in the Joint Venture. Distributions of the Joint Venture, following allowance for payment of Joint Venture obligations then due and payable, will be made to the members on at least a quarterly basis (unless the Board and members unanimously agree otherwise), pro rata in accordance with the Members’ percentage interests in the Joint Venture.

 Senior Secured Convertible Promissory Note

On January 16, 2025 (the “Issuance Date”), following the effectiveness of the Company’s Registration Statement on Form S-1, as amended, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 30, 2024, and pursuant to the terms of the EPFA, the Company issued another Senior Secured Convertible Promissory Note (the “Subsequent Note”) to the Investor in an aggregate principal amount of $3.0 million for an aggregate purchase price of $2.79 million after giving effect to a 7% original issue discount. The Subsequent Note is for a term of 15 months from the Issuance Date. Commencing on the ninetieth (90th) day following the Issuance Date and continuing on the same day of each successive calendar month until the entire outstanding principal amount has been repaid, the Company is required to make monthly payments to the holder of the Subsequent Note (the “Holder”). Each monthly payment will be in an amount equal to the sum of (i) one twelfth (1/12) of the initial aggregate principal of the Subsequent Note and all other notes issued pursuant to the EPFA, plus (ii) accrued and unpaid under the Subsequent Note as of each payment date. Interest accrues on the outstanding principal balance hereof at an initial annual rate equal to 10% (“Interest Rate”), which Interest Rate will increase to an annual rate of 18% upon the occurrence of an Event of Default (as defined in the Subsequent Note).

Conversion Rights.

Conversion at Option of Holder. The Subsequent Note is convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at the option of the Investor at an initial conversion price of $10.00 per share (the “Conversion Price”). Subject to certain exceptions outlined in the Subsequent Note, including, but not limited to, equity issuances in connection with its equity incentive plan and certain strategic acquisitions, if the Company sells, enters into an agreement to sell, or grants any option to purchase, or sells, enters into an agreement to sell, or otherwise disposes of or issues (or announces any offer, sale, grant or any option to purchase or other disposition) any shares of Common Stock or any other securities that are at any time convertible into, or exercisable or exchangeable for, or otherwise entitle the holder thereof to receive, Common Stock, at an effective price per share less than the Conversion Price of the Subsequent Note then in effect, the Conversion Price will be reduced to equal the effective price per share in such dilutive issuance. The Conversion Price is also subject to a downward adjustment if an Event of Default occurs. The Conversion Price is subject to an initial floor price (the “Floor Price”) of $0.7176 per share of Common Stock; however, beginning on July 15, 2025 and on the same day of every six (6) months thereafter (each, a “Floor Price Reset Date”), the Floor Price will be reduced to 20% of the average volume weighted average price of the Common Stock for such trading day on the primary market of the Common Stock during regular trading hours as reported by Bloomberg L.P. (the “VWAP”) during the five (5) trading days immediately prior to such Floor Price Reset Date. Additionally, the Company may reduce the Floor Price to any amount set forth in a written notice to the Holder, provided that any such reduction will be irrevocable and will not be subject to increase thereafter. The Company may prepay the Subsequent Note at its option, upon thirty (30) business days written notice, by paying a 10% redemption premium.

Redemption Rights.

At any time, the Company may redeem in cash all, or any portion, of the Subsequent Note, in an amount equal to the outstanding principal balance being redeemed, plus a 10% premium in respect of such principal amount, plus all accrued and unpaid interest, if any, on such principal amount.

Event of Default Conversion. From and after the occurrence of an Event of Default, the Holder may elect to convert the Subsequent Note into shares of the Common Stock at the “Event of Default Conversion Price,” which is equal to the lower of:

●	The Conversion Price then in effect; and

●	90% of the lowest VWAP of the Common Stock during the ten (10) consecutive trading days immediately prior to the date on which we received written notice of such conversion from such holder, subject to the Floor Price.

Limitations on Conversion. A Holder shall not have the right to convert any portion of the Subsequent Note to the extent that, after giving effect to such conversion, the Holder (together with its related parties) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of shares of our Common Stock outstanding immediately after giving effect to such conversion. The Maximum Percentage may be raised or lowered to any other percentage not in excess of 9.99%, at the option of the Holder, except that any increase will only be effective upon 61 days’ prior written notice to the Company.

Amended and Restated Equity Purchase Facility Agreement

On February 21, 2025, the Company and the Investor entered into an Amended and Restated Equity Purchase Facility Agreement (the “A&R EPFA”), which amends and restates the Existing EPFA in its entirety. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the A&R EPFA.

The A&R EPFA provides, among other things, that for so long as any amount remains outstanding under the Promissory Notes, if the Company submits an Advance Notice (as defined in the A&R EPFA), then the aggregate purchase price owed to the Company from such Advance Notice (the “Advance Proceeds”) shall be paid by the Investor to the Company and used by the Company in accordance with Section 7.15 of the A&R EPFA; provided, however, that any such Advance Notice that is submitted during any thirty (30) calendar day period preceding the date on which the Company is required to make a monthly payment pursuant to Sections 1(b) and 1(d) of the Promissory Notes (each such payment, a “Note Payment”), then without the prior written consent of the Investor, the Company may only submit such Advance Notice, if the Advance Proceeds are paid by the Investor by offsetting the amount of the Advance Proceeds against the full amount of the applicable Note Payment (first towards accrued and unpaid interest, then towards Payment Premiums (as defined in the Promissory Notes) (if applicable), and then towards outstanding principal), with any remaining Advance Proceeds to be paid by the Investor in cash to the Company and used by the Company in accordance with Section 7.15 of the A&R EPFA. Furthermore, if there is any default under the Promissory Notes, the Company may only submit an Advance Notice with the prior consent of the Investor.

Under the terms of the A&R EPFA, the price per Advance Share (as defined in the A&R EPFA) is set at the product obtained by multiplying the market price by 95%. In the event of a Regular Purchase Pricing Period (as defined in the A&R EPFA), the Company may elect to set the minimum price per Advance Share (the “Minimum Acceptable Price”) for such Advance Notice, however, if no Minimum Acceptable Price is selected, the Minimum Acceptable Price will automatically be set at a price equal to the Floor Price (as defined in the A&R EPFA) then in effect multiplied by 105.3%. In the event of an Accelerated Purchase Pricing Period (as defined in the A&R EPFA), the Minimum Acceptable Price shall always equal the Floor Price then in effect multiplied by 105.3%. Each trading day during a Pricing Period (as defined in the A&R EPFA) that is an Excluded Day (as defined in the A&R EPFA), shall result in an automatic reduction to the number of Advance Shares set forth in such Advance Notice by (i) in the event of a Regular Purchase Pricing Period, one-third for each such Excluded Day, (ii) in the event of an Accelerated Purchase Pricing Period, (A) with respect to an Equity Condition Excluded Day (as defined in the A&R EPFA), 100% or (B) with respect to a MAP Excluded Day (as defined in the A&R EPFA), 16% for each MAP Event (as defined in the A&R EPFA) in the applicable Accelerated Purchase Pricing Period. The A&R EPFA also provides that in no event may the Purchase Price be lower than the Floor Price then in effect and the Company may not submit an Advance Notice, without the consent of the Investor, if the market price of the Company’s common stock immediately prior to submission is lower than 120% of the Floor Price then in effect.

Pursuant to the terms of the A&R EPFA, the Floor Price is currently set at $0.7176 per Common Share, which is equal to 20% of the average five-day VWAP of the Common Shares on January 15, 2025, which is the date the Company’s resale registration statement on Form S-1 was declared effective. The A&R EPFA further provides that, beginning on July 15, 2025 and on the same day of every six (6) months thereafter (each, a “Floor Price Reset Date”), the Floor Price shall be adjusted (downwards only) to 20% of the average VWAP of the common stock during the five (5) trading days immediately prior to such Floor Price Reset Date. Notwithstanding the foregoing and subject to the rules and regulations of the Nasdaq Stock Market LLC, the Company may reduce the Floor Price then in effect to any amount set forth in a written notice to the Investor; provided that such reduction shall be irrevocable and shall not be subject to increase thereafter.

Letter of Intent

On February 27, 2025, the Company issued a press release announcing its intention, along with its joint venture partner, Sharon AI, Inc., to acquire a 200-Acre Site for 250MW Net-Zero AI Data Center in the Permian Basin.

Notice of Delisting

On March 4, 2025, the Company received a letter from Nasdaq (the “Notice”) which notified the Company that, for 30 consecutive business days, the Company’s market value of listed securities (“MVLS”) closed below the $50,000,000 MVLS threshold required for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Rule”).

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has 180 calendar days, or until September 2, 2025 (the “MVLS Compliance Period”), to regain compliance with the MVLS Rule. The Notice notes that, to regain compliance, the Company’s MVLS must close at or above $50,000,000 for a minimum of ten consecutive business days during the MVLS Compliance Period. The Notice further notes that if the Company is unable to satisfy the MVLS requirement prior to such date, the Company may be eligible to transfer the listing of its securities to The Nasdaq Capital Market (provided that the Company then satisfies the requirements for continued listing on that market). If the Company does not regain compliance by the end of the MVLS Compliance Period, Nasdaq staff will provide written notice to the Company that its securities are subject to delisting. At that time, the Company may appeal any such delisting determination to a hearings panel.

Share Issuances

The Company issued the following shares under the EPFA:

●	800,000 shares issued on January 22, 2025, at approximately $2.64 per share for an aggregate of $2,112,800.

●	15,000 shares issued on January 31, 2025, at approximately $2.67 per share for an aggregate of $40,042.

●	20,000 shares issued on February 25, 2025, at approximately $2.28 per share for an aggregate amount of $45,600.

The Company also issued 125,000 shares on February 6, 2025. These shares were approved by the Board of Directors on January 14, 2025 related to work performed during 2024.